Exhibit 99.1

CannLabs, Inc.

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
CannLabs, Inc.

We have audited the accompanying balance sheets of CannLabs, Inc. (the “Company”) as of December 31, 2013 and 2012, and the related statements of operations, changes in stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such an opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CannLabs, Inc. at December 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Morison Cogen LLP
Bala Cynwyd, Pennsylvania
July 17, 2014

F-2

CannLabs, Inc.
Balance Sheets

	December 31, 2013	December 31, 2012

ASSETS

CURRENT ASSETS
Cash	$54,394	$8,111
Accounts Receivable	-	18,800
Prepaid expenses	4,089	1,993
Stockholder’s Loan	13,770	-

TOTAL CURRENT ASSETS	72,253	28,904

PROPERTY AND EQUIPMENT
Equipment	47,799	10,305
Leasehold Improvements	32,906	-
Assets under capital lease	99,173	31,178
	179,878	41,483
Less: accumulated depreciation	32,737	17,549
	147,141	23,934

OTHER ASSETS
Stockholder’s Loan	-	3,750
Deposits	3,507	1,425
	3,507	5,175

TOTAL ASSETS	$222,901	$58,013

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$14,923	$2,962
Deferred revenue	3,448	750
Obligations under capital leases	32,305	10,525
Notes payable - stockholders	100,000	13,000

TOTAL CURRENT LIABILITIES	150,676	27,237

LONG-TERM LIABILITIES
Obligations under capital leases, net of current portion	43,523	9,550

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY

Common stock, no par value; 1,000 shares authorized; 1,000 shares issued and outstanding at December 31, 2013 and December 31, 2012	46,483	46,483

Accumulated deficit	(17,781)	(25,257)

STOCKHOLDERS’ EQUITY	28,702	21,226

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$222,901	$58,013

The accompanying notes are an integral part of these financial statements.

F-3

CannLabs, Inc.
Statements of Operations
For the Years Ended December 31, 2013 and 2012

	2013	2012
REVENUES	$300,734	$182,582

COST OF REVENUES	109,360	81,595

GROSS PROFIT	191,374	100,987

OPERATING EXPENSES
General and administrative	107,052	51,684
Payroll	71,711	50,975
Sales and Marketing	3,429	2,717
Total operating expenses	182,192	105,376

INCOME (LOSS) BEFORE OTHER EXPENSE	9,182	(4,389)

OTHER EXPENSE
Interest expense	1,706	-
Total other expense	1,706	-

NET INCOME (LOSS)	$7,476	$(4,389)

The accompanying notes are an integral part of these financial statements.

F-4

CannLabs, Inc.
Statement of Changes in Stockholders’ Equity
For the Period January 1, 2012 to December 31, 2013

	Common
	Stock
	Number of		Accumulated
	Shares	Amount	Deficit	Total

Balance December 31, 2011	1,000	$46,483	$(20,868)	$25,615

Net loss	-	-	(4,389)	(4,389)

Balance December 31, 2012	1,000	46,483	(25,257)	21,226

Net income	-	-	7,476	7,476

Balance December 31, 2013	1,000	$46,483	$(17,781)	$28,702

The accompanying notes are an integral part of these financial statements.

F-5

CannLabs, Inc.
Statements of Cash Flows
For the Years Ended December 31, 2013 and 2012

	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$7,476	$(4,389)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Depreciation	15,188	12,654
(Increase) decrease in assets
Accounts receivable	18,800	(18,200)
Prepaid expenses	(2,096)	-
Deposits	(2,082)	-
Increase (decrease) in liabilities
Accounts payable and accrued expenses	11,961	(1,622)
Deferred revenue	2,698	750

Net cash provided by (used in) operating activities	51,945	(10,807)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of equipment	(70,400)	-

Net cash used in investing activities	(70,400)	-

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of obligations under capital leases	(12,242)	(9,590)
Increase in stockholder’s loan receivable	(10,020)	(3,750)
Proceeds from note payable - stockholders	100,000	13,000
Repayment of notes payable to stockholders	(13,000)	-

Net cash provided by (used in) financing activities	64,738	(340)

NET INCREASE (DECREASE) IN CASH	46,283	(11,147)

CASH - BEGINNING OF YEAR	8,111	19,258

CASH - END OF YEAR	$54,394	$8,111

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES:

Income taxes paid	$-	$-

Interest paid	$3,484	$2,375

Obligations under capital leases for assets under capital leases	$67,995	$-

The accompanying notes are an integral part of these financial statements.

F-6

CannLabs, Inc.
Notes to Financial Statements

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business
During 2012 and 2013, CannLabs, Inc. (“the Company”), a privately held Colorado “S” Corporation, was a stand-alone cannabis testing laboratory located in Denver, Colorado.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from these estimates.

Comprehensive Income
The Company follows Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 220 in reporting comprehensive income.  Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income.  The Company has no items of other comprehensive income (loss), therefore comprehensive income (loss) is equal to net income (loss).

Fair Value of Financial Instruments
The Company’s financial instruments consist of cash, accounts receivable, accounts payable and accrued expenses notes payable stockholders.  The carrying value of cash, accounts receivable, and accounts payable and accrued expenses approximate fair value, because of their short maturity.

Concentration of Credit Risk Involving Cash
The Company may have deposits with a financial institution which at times exceed Federal Depository Insurance (“FDIC”) coverage.  The Company has not experienced any losses from maintaining cash accounts in excess of federally insured limits.

Cash and Cash Equivalents
For purposes of reporting cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, and certificates of deposit and commercial paper with original maturities of 90 days or less to be cash or cash equivalents.

Accounts Receivable
Trade accounts receivable are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to a valuation allowance for trade accounts receivable. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable.

The normal credit terms extended to customers are 30 days. The Company reviews all receivables that exceed terms and establishes an allowance for doubtful accounts, if necessary, based on management’s assessment of the collectability of trade and other receivables.  A considerable amount of judgment is required in assessing the amount of the allowance.  The Company considers the historical level of credit losses, makes judgments about the credit worthiness of each customer based on ongoing credit evaluations and monitors current economic trends that might impact the level of credit losses in the future.

As of December 31, 2013 and 2012, allowances for doubtful accounts were $0.  Allowances charged for doubtful accounts amounted to $0 for the years ended December 31, 2013 and 2012.

Property and Equipment
Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets from three to five years except for capital leases, which are depreciated over the remaining lease term. Maintenance and repairs of property are charged to operations, and major improvements are capitalized. Upon retirement, sale, or other disposition of property and equipment, the costs and accumulated depreciation are eliminated from the accounts, and any resulting gain or loss is included in operations. Depreciation of property and equipment was $15,188 and $12,654 for the years ended December 31, 2013 and 2012 of which $14,596 and $12,154 is included in cost of sales and $592 and $500 is included in general and administrative expenses.

F-7

CannLabs, Inc.
Notes to Financial Statements

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Long-Lived Assets
The Company evaluates the recoverability of its long-lived assets in accordance with FASB ASC 360 “Property, Plant, and Equipment.”  The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of long-lived assets are measured by a comparison of the carrying amount of an asset to future cash flows expected to be generated by the asset, undiscounted and without interest or independent appraisals.  If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds the fair value asset.

In May 2014, a piece of equipment with a carrying value of $33,744 as of December 31, 2013, was taken out of service due to better technology being obtained.  Management has determined that they will attempt to sell the machine through advertising in the used equipment marketplace and that the fair value approximates the carrying value.  The equipment will be sold when an appropriate buyer has been located, which is expected to occur within one year.

Revenue Recognition
In accordance with Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) No. 104, Revenue Recognition (Codified in FASB ASC 605), the Company will recognize revenue when (i) persuasive evidence of a customer or distributor arrangement exists or acceptance occurs, (ii) a retailer, distributor or wholesaler receives the goods or services, (iii) the price is fixed or determinable, and (iv) collectability of the sales revenues is reasonably assured. Subject to these criteria, the Company will generally recognize revenue from laboratory tests in three ways.  For samples presented without a bulk or twelve month contract, revenue is recognized upon completion of the testing.  For customers that have a bulk contract, they have three months to use a predetermined number of tests.  Revenue is recognized for these contracts on a pro rata basis, based on the number of tests used versus the number of tests allowed.  Twelve month contracts require prepayment monthly for the succeeding month.  Revenue is recognized based on the monthly payment required for the month in which the tests are to be performed.  Because tests may not be carried over to subsequent months, the monthly revenue is recognized in full in the appropriate month.

Income Taxes
Effective April 19, 2010, the Company elected, by unanimous consent of its stockholders, to be taxed under the provisions of Subchapter “S” of the Internal Revenue Code. A majority of the states where the Company is conducting business also recognize Subchapter “S” status for income tax purposes. The Company does not pay federal and state income taxes on its taxable income. Instead, the stockholders are liable for individual federal and state income taxes on their respective shares of the Company’s taxable income or have included their respective shares of the Company’s net operating loss in their individual income tax returns. The tax provision includes income taxes due to various states where the Company does not have Subchapter “S” status and foreign income taxes of subsidiaries.

The Company follows FASB Accounting Standards Update (“ASU”) No. 2009-06, Income Taxes (Topic 740): Implementation Guidance on Accounting for Uncertainty in Income Taxes and Disclosure Amendments for Nonpublic Entities Taxes. FASB ASC 740 prescribes guidance for the financial statement recognition, measurement, and disclosure of uncertain tax positions.  Tax positions must meet a more-likely-than-not recognition threshold.

As of January 1, 2013 and 2012, the Company had no unrecognized tax benefits, and accordingly, the Company did not recognize interest or penalties during 2013 and 2012 related to unrecognized tax benefits.  There has been no change in unrecognized tax benefits during the year ended December 31, 2013 and there was no accrual for uncertain tax positions as of December 31, 2013.  Tax years from 2010 through 2013 remain subject to examination by major tax jurisdictions.

F-8

CannLabs, Inc.
Notes to Financial Statements

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Segment Information
The Company is organized and operates as one operating segment.  In accordance with FASB ASC 280, “Segment Reporting,” the chief operating decision-maker has been identified as the Chief Executive Officer, who reviews operating results to make decisions about allocating resources and assessing performance for the entire Company subject to Board approval.  Since the Company operates in one segment and provides one group of similar services, all financial segment and service line information required by FASB ASC 280 can be found in the financial statements.

Advertising Expenses
Advertising expenses, which include general advertising, printed materials and trade shows are expensed as incurred.  Advertising expenses for the years ended December 31, 2013 and 2012 were $3,429 and $1,646.

Research and  Development Costs
In accordance with FASB ASC 730, research and development costs are expensed when incurred.

Recently Adopted Accounting Pronouncements
As of December 31, 2013 and for the year then ended, there were no recently adopted accounting pronouncements that had a material effect on the Company’s financial statements.

Recently Issued Accounting Pronouncements Not Yet Adopted
As of December 31, 2013, there were no recently issued accounting standards not yet adopted which would have a material effect on the Company’s financial statements.

NOTE 2 – STOCKHOLDER LOAN RECEIVABLE

As of December 31, 2013 and 2012, the Company maintained a loan due from a stockholder in the amount of $13,770 and $3,750.  The loan is non-interest bearing and has no formal repayment terms.  In January 2014, the stockholder loan, in the amount of $13,770 was treated as compensation to the stockholder as payment for current services.

NOTE 3 – CAPITAL LEASES

The Company leases various laboratory equipment under capital leases.  The economic substance of the leases is that the Company is financing the acquisition of the assets through leases, and accordingly, they are recorded on the Company’s books as assets and liabilities.

The following is an analysis of the leased assets included in property and equipment:

	2013	2012
Machinery and equipment	$99,173	$31,178
Less: Accumulated depreciation	24,406	12,125

	$74,767	$19,053

Depreciation expense	$12,282	$10,393

All of the depreciation expense was included in cost of sales for 2013 and 2012.

F-9

CannLabs, Inc.
Notes to Financial Statements

NOTE 3 – CAPITAL LEASES (Continued)

The following is a schedule of future minimum payments required under the lease together with their present values as of December 31, 2013:

2014	34,953
2015	24,989
2016	22,907

Total minimum lease payments	82,849

Total amount representing interest	7,021

Present value of minimum lease payments	75,828

NOTE 4 – NOTES PAYABLE – STOCKHOLDERS

In March 2012, the Company issued notes payable for $5,000 to each of two stockholders.  The notes were non-interest bearing and required monthly payments of $500 beginning on November 1, 2012.  The notes were repaid in full in 2013.

In March 2012, the Company issued a note payable for $7,000 to one stockholder.  The note was non-interest bearing and required monthly payments of $1,000 beginning on November 1, 2012.  The note was repaid in full in 2013.

In October 2013, the Company issued a note payable for $100,000 to one stockholder.  The note bears interest at 10% per annum and has no formal repayment terms.

NOTE 5 – OPERATING LEASES

For the years ended December 31, 2013 and 2012, total rent expense under leases amounted to $18,063 and $8,500.  At December 31, 2013, the Company was obligated under various non-cancelable operating lease arrangements for property as follows:

2014	13,320
2015	13,500
2016	13,620
2017	6,840

$47,280

NOTE 6 – SUBSEQUENT EVENTS

FASB ASC 855-10, Subsequent Events, establishes general standards of accounting and disclosure of events that occur after the balance sheet date, but before the date the financial statements are available to be issued. Subsequent events have been evaluated through July 17, 2014, the date the financial statements were available to be issued.

On January 1, 2014, the Company entered into an asset transfer agreement, whereby Carbon Bond Holdings LLC (“Carbon Bond”) would acquire the assets and liabilities of the Company and the Company would retain its license.  Additionally on April 1, 2014, the Company entered into an administrative services and software licensing agreement with Carbon Bond with an effective date of January 1, 2014.  The administrative services agreement requires the Company to pay a monthly fee consisting of certain expenses paid by Carbon Bond for the prior month plus 15%.  The software licensing agreement requires the Company to pay a monthly fee of $10,000 to Carbon Bond for the use of certain software.

F-10

CannLabs, Inc.
Notes to Financial Statements

NOTE 6 – SUBSEQUENT EVENTS (Continued)

According to the requirements of FASB ASC 810 Consolidation, Carbon Bond has evaluated its relationship with the Company, has concluded that the Company is a “variable interest entity” for accounting purposes, and as a result of the contractual arrangements, which enable Carbon Bond to manage the Company, Carbon Bond is the primary beneficiary of the Company.  Accordingly, Carbon Bond adopted the provisions of FASB ASC 810 and will consolidate the Company.

F-11